UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 30, 2018

KapStone Paper and Packaging Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-33494	20-2699372
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1101 Skokie Boulevard, Suite 300, Northbrook, IL 60062

(Address of principal executive offices)

(847) 239-8800

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01. Other Events.

On October 30, 2018, WestRock Company (“WestRock”) and KapStone Paper and Packaging Corporation (“KapStone”) issued a joint press release announcing the U.S. Department of Justice’s clearance of WestRock’s pending acquisition of KapStone through Whiskey Holdco, Inc. (“Holdco”) and the expected closing date of the pending acquisition of November 2, 2018, subject to customary closing conditions.  A copy of the press release is attached as Exhibit 99.1 and is incorporated by reference into this Item 8.01.

Item 9.01. Financial Statements and Exhibits

(d) Exhibit

Exhibit No.	Description of Exhibit
99.1	Press Release, dated October 30, 2018

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Any statements in this communication about WestRock’s and KapStone’s expectations, beliefs, plans or forecasts, including statements regarding KapStone’s expectation that the pending acquisition with WestRock will close on November 2, 2018, that are not historical facts are forward-looking statements. These statements are typically identified by words or phrases such as “may,” “will,” “could,” “should,” “would,” “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “believe,” “target,” “prospects,” “potential” and “forecast,” and other words, terms and phrases of similar meaning. Forward-looking statements involve estimates, expectations, projections, goals, forecasts, assumptions, risks and uncertainties. WestRock and KapStone caution readers that a forward-looking statement is not a guarantee of future performance, and actual results could differ materially from those contained in forward-looking statements. Among the key factors that could cause actual results to differ materially from those projected in the forward-looking statements are the following: the parties’ ability to consummate the transaction; the conditions to the completion of the transaction; and the parties’ ability to meet expectations regarding the timing, completion and accounting and tax treatments of the transaction. Additional information and other factors are contained in WestRock’s and KapStone’s filings with the Securities and Exchange Commission (“SEC”). Because the factors referred to above could cause actual results or outcomes to differ materially from those expressed or implied in any forward-looking statements made by WestRock or KapStone, you should not place undue reliance on any such forward-looking statements. Further, any forward-looking statement speaks only as of the date of this communication, and WestRock and KapStone undertake no obligation to update any forward-looking statement to reflect events or circumstances after such date, except as required by applicable law.

Additional Information and Where to Find It

In connection with the proposed transaction, Holdco has filed with the SEC a registration statement on Form S-4 that includes a prospectus of Holdco and a proxy statement of KapStone (which registration statement was declared effective on August 1, 2018). The proxy statement was mailed to KapStone stockholders on or about August 2, 2018. Investors and security holders are urged to read the proxy statement/prospectus and any other relevant documents filed or to be filed with the SEC by WestRock, Holdco or KapStone, including the definitive proxy statement/prospectus, because they contain or will contain important information about the proposed transaction. The proxy statement/prospectus and other documents relating to the proposed transaction can be obtained free of charge from the SEC’s website at http://www.sec.gov.

No Offer or Solicitation

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 30, 2018

KAPSTONE PAPER AND PACKAGING CORPORATION

By:	/s/ Kathryn D. Ingraham
Name:	Kathryn D. Ingraham
Title:	Vice President, Secretary and General Counsel